Notes, Mortgage Notes and Obligations Payable	12 Months Ended
Dec. 31, 2011
Notes, Mortgage Notes and Obligations Payable [Abstract]
Debt Disclosure [Text Block]
NOTES, MORTGAGE NOTES AND OBLIGATIONS PAYABLE
 Notes payable and other short-term obligations

Short-term bank obligations at December 31, 2011 and 2010 consist of the following:

	December 31,
	2011	2010
	(Amounts in millions)
Secured lines of credit and bank advances of the Company’s foreign subsidiaries	$1.3	$8.6

Short-term bank obligations of the Company's foreign subsidiaries are secured by accounts receivable of the Company's foreign subsidiaries with an aggregate net book value of approximately $1.3 million and have a weighted average interest rate of approximately 6.76% at December 31, 2011.

Notes, Mortgage Notes and Obligations Payable

Notes, mortgage notes and obligations payable, included in the accompanying consolidated balance sheet at December 31, 2011 and 2010, consist of the following:

	December 31,
	2011	2010
	(Amounts in millions)
11% Senior Secured Notes due 2013	$—	$753.3
8.5% Senior Notes due 2021, net of discount of approximately $6.9 million	493.1	—
Senior Secured Term Loan, net of discount of approximately $7.5 million	339.9	—
10% Senior Notes due 2018	250.0	250.0
ABL Facility	42.0	85.0
Mortgage notes payable	2.1	2.6
Other	16.1	20.1
	1,143.2	1,111.0
Less amounts included in current liabilities	32.1	9.2
	$1,111.1	$1,101.8

Second Quarter 2011 Debt Transactions

On April 26, 2011, the Company successfully completed the private placement of $500.0 million in aggregate principal amount of 8.5% Senior Notes due 2021 (the “8.5% Notes”) and also entered into a new senior secured term loan with a final maturity in 2017 and optional interest rates at the election of the Company, including LIBOR, as defined in the agreement, plus 4.0% with a LIBOR floor of 1.25% (the “Term Loan Facility”). The Company borrowed $350.0 million aggregate principal under the Term Loan Facility at a 5.25% interest rate, which resulted in net proceeds to the Company of approximately $348.2 million, after deducting an original issue discount of approximately $1.8 million. The Company received approximately $827.3 million of net proceeds in connection with the issuance of the 8.5% Notes and Term Loan Facility, after deducting approximately $20.9 million of underwriting commissions and legal, accounting and other expenses incurred. As discussed further below, the Company used approximately $825.0 million of these net proceeds to repurchase or redeem all of the Company's 11% Notes, which included approximately $753.3 million of aggregate outstanding principal balance, approximately $37.8 million of tender and redemption premiums and approximately $33.9 million of accrued but unpaid interest as of the redemption dates. Net cash from these debt transactions of approximately $2.3 million was retained by the Company for general corporate purposes.

The following is a summary of sources and uses in the second quarter of 2011 related to these debt transactions:

(Amounts in millions)
Sources:
Proceeds from issuance of the 8.5% Notes	$500.0
Proceeds from Term Loan Facility after deducting original issue discount of approximately $1.8 million	348.2
Total sources	848.2
Uses:
Repurchase or redemption of 11% Notes	(753.3)
Tender and redemption premiums for 11% Notes	(37.8)
Accrued and unpaid interest through the date of tender or redemption	(33.9)
Subtotal - 11% Notes repurchase or redemption	(825.0)
Underwriting commissions and legal, accounting and other expenses	(20.9)
Total uses	(845.9)

Net cash to Nortek	$2.3

As certain holders of the new 8.5% Notes and Term Loan Facility had previously held the 11% Notes up to the time of their repurchase or redemption, the Company determined in accordance with Accounting Standards Codification 470-50, "Debt Modifications and Extinguishments" (“ASC 470-50”) that, of the total approximately $60.5 million of original issue discounts, underwriting commissions, legal, accounting and other expenses and tender and redemption premiums, approximately $33.8 million should be recorded as a loss on debt retirement and that approximately $11.2 million and $15.5 million should be recorded as deferred debt expense and debt discount, respectively, and amortized over the lives of the respective debt instruments. The deferred debt expense of approximately $11.2 million was allocated to the 8.5% Notes and the Term Loan Facility in the amounts of approximately $6.3 million and approximately $4.9 million, respectively. The debt discount of approximately $15.5 million was allocated to the 8.5% Notes and the Term Loan Facility in the amounts of approximately $7.2 million and approximately $8.3 million, respectively.

8.5% Senior Notes due 2021

The 8.5% Notes are unconditionally guaranteed on a senior unsecured basis by each of the Company's current and future domestic restricted subsidiaries that guarantee any of the Company's other indebtedness. Interest on the 8.5% Notes accrues at the rate of 8.5% per annum and is payable semi-annually in arrears on April 15 and October 15, commencing on October 15, 2011, until maturity. Interest on the 8.5% Notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.

At any time prior to April 15, 2014, the Company may redeem up to 35% of the aggregate principal amount of the 8.5% Notes with the net cash proceeds from certain equity offerings (as defined) at a redemption price of 108.5% plus accrued and unpaid interest, provided that at least 65% of the original aggregate principal amount of the 8.5% Notes remains outstanding after the redemption and the redemption occurs within 90 days of the date of the closing of such equity offerings (as defined). On or after April 15, 2016, the 8.5% Notes are redeemable at the option of the Company, in whole or in part, at any time and from time to time, on or after April 15, 2016 at 104.25%, declining to 102.125% on April 15, 2017, declining to 101.063% on April 15, 2018 and further declining to 100.0% on April 15, 2019.

In addition, at any time and from time to time prior to April 15, 2016, the Company may redeem all or any portion of the 8.5% Notes outstanding at a redemption price equal to (a) 100% of the aggregate principal amount of the 8.5% Notes to be redeemed together with accrued and unpaid interest to such redemption date, plus (b) the “Make Whole Amount”. The “Make Whole Amount” means, with respect to the 8.5% Notes at any redemption date, the greater of (i) 1.0% of the principal amount of the 8.5% Notes and (ii) the excess, if any, of (a) an amount equal to the present value of (1) the redemption price of the 8.5% Notes at April 15, 2016 plus (2) the remaining scheduled interest payments of the 8.5% Notes to be redeemed to April 15, 2016, computed using a discount rate equal to the Treasury Rate plus 0.5%, over (b) the principal amount of the 8.5% Notes to be redeemed.

The indenture governing the 8.5% Notes contains certain restrictive financial and operating covenants including covenants that restrict, among other things, the payment of cash dividends, the incurrence of additional indebtedness, the making of certain investments, mergers, consolidations and the sale of assets (all as defined in the indenture and other agreements). At December 31, 2011, the Company's 10% Notes were the most restrictive. As of December 31, 2011, we were in compliance with all covenants under the indenture that governs the 8.5% Notes.

Term Loan Facility

All obligations under the Term Loan Facility are unconditionally guaranteed by substantially all existing and future, direct and indirect, wholly-owned domestic restricted subsidiaries of the Company that guarantee any of the Company's other indebtedness. All obligations under our Term Loan Facility, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of the Company's assets and the assets of the guarantors, including:

•	a second-priority security interest in personal property consisting of accounts receivable, inventory, cash, deposit accounts, and certain related assets and proceeds of the foregoing; and

•	a first-priority security interest in, and mortgages on, substantially all of the Company's material owned real property and equipment.

The Term Loan Facility is repayable in quarterly installments of $875,000 with a balloon payment for the remaining balance due on April 26, 2017.

The Term Loan Facility provides that, after April 26, 2011, the Company may request additional tranches of term loans in an aggregate amount not to exceed $200.0 million. Availability of such additional tranches of term loans will be subject to the absence of any default, a pro forma secured leverage ratio test and, among other things, the receipt of commitments by existing or additional financial institutions.

Loans under the Term Loan Facility bear interest, at the Company's option, at a rate per annum equal to either (1) base rate (as defined in the credit agreement governing the Term Loan Facility) or (2) LIBOR (as defined in the credit agreement governing the Term Loan Facility), in each case plus an applicable margin. The weighted average interest rate under the Term Loan Facility at December 31, 2011 was 5.25%.

The credit agreement governing the Company's Term Loan Facility requires the Company to prepay outstanding term loans, subject to certain exceptions, with:

•	50% (subject to reduction to 25% and 0% based upon the Company's secured leverage ratio) of the Company's annual excess cash flow, commencing with the fiscal year ended December 31, 2012;

•	100% of the net cash proceeds of certain asset sales and casualty and condemnation events, subject to reinvestment rights and certain other exceptions; and

•	100% of the net cash proceeds of any issuance of debt, other than debt permitted under the Term Loan Facility.

Certain voluntary prepayments on or prior to the first anniversary of the closing of the Term Loan Facility are subject to a call premium of 1%. Otherwise, the Company may voluntarily prepay outstanding loans at any time without premium or penalty other than customary “breakage” costs with respect to LIBOR loans.

The Term Loan Facility agreement contains certain restrictive financial and operating covenants, including covenants that restrict the Company's ability and the ability of its subsidiaries to complete acquisitions, pay dividends, incur indebtedness, make investments, sell assets and take certain other corporate actions. At December 31, 2011, the Company's 10% Notes were the most restrictive. As of December 31, 2011, we were in compliance with all covenants under the agreement that governs the Term Loan Facility.

10% Senior Notes due 2018

On November 23, 2010, the Company sold $250.0 million principal amount of 10% Senior Notes due December 1, 2018 (the "10% Notes”). The 10% Notes were issued for general corporate purposes, including the acquisition of Ergotron (Note 5, "Acquisitions"), and are unconditionally guaranteed on a senior unsecured basis by each of the Company's current and future domestic subsidiaries that guarantee its obligations under the ABL Facility. Net proceeds from the sale of the 10% Notes, after deducting underwriting commissions and expenses, amounted to approximately $243.2 million.

Interest on the 10% Notes accrues at the rate of 10% per annum and is payable semi-annually in arrears on June 1 and December 1, commencing on June 1, 2011, until maturity. Interest on the 10% Notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.

At any time prior to December 1, 2013, the Company may redeem up to 35% of the aggregate principal amount of the 10% Notes with the net cash proceeds from certain equity offerings (as defined) at a redemption price of 110.0% plus accrued and unpaid interest, provided that at least 65% of the original aggregate principal amount of the 10% Notes remains outstanding after the redemption and the redemption occurs within 90 days of the date of the closing of such equity offerings (as defined). On or after December 1, 2014 the 10% Notes are redeemable at the option of the Company, in whole or in part, at any time and from time to time, on or after December 1, 2014 at 105.0%, declining to 102.5% on December 1, 2015 and further declining to 100.0% on December 1, 2016.

In addition, at any time and from time to time prior to December 1, 2014, the Company may redeem all or any portion of the 10% Notes outstanding at a redemption price equal to (a) 100% of the aggregate principal amount of the 10% Notes to be redeemed together with accrued and unpaid interest to such redemption date, plus (b) the “Make Whole Amount”. The “Make Whole Amount” means, with respect to the 10% Notes at any redemption date, the greater of (i) 1.0% of the principal amount of the 10% Notes and (ii) the excess, if any, of (a) an amount equal to the present value of (1) the redemption price of the 10% Notes at December 1, 2014 plus (2) the remaining scheduled interest payments of the 10% Notes to be redeemed, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the principal amount of the 10% Notes to be redeemed.

The indenture governing the 10% Notes contains certain restrictive financial and operating covenants including covenants that restrict, among other things, the payment of cash dividends, the incurrence of additional indebtedness, the making of certain investments, mergers, consolidations and the sale of assets (all as defined in the indenture and other agreements). As of December 31, 2011, the Company had the capacity to make certain payments, including dividends, under the 10% Notes of approximately $25.0 million. As of December 31, 2011, we were in compliance with all covenants under the indenture that governs the 10% Notes.

Amended & Restated $300.0 million senior secured asset-based revolving credit facility

In December 2010, Nortek entered into an amended and restated $300.0 million ABL Facility, which replaced Nortek's three-year $300.0 million senior secured asset-based revolving credit facility dated March 2010. In conjunction with amending the ABL Facility, the Company incurred fees and expenses of approximately $2.7 million.

The ABL Facility consists of a $280.0 million U.S. facility (with a $60.0 million sublimit for the issuance of U.S. standby letters of credit and a $20.0 million sublimit for U.S. swingline loans) and a $20.0 million Canadian facility. As of December 31, 2011, the Company had approximately $42.0 million in outstanding borrowings and approximately $14.7 million in outstanding letters of credit under the ABL Facility and, based on the December 31, 2011 borrowing base calculations, the Company had excess availability of approximately $203.9 million under the ABL Facility.

There are limitations on the Company’s ability to incur the full $300.0 million of commitments under the ABL Facility. Availability is limited to the lesser of the borrowing base under the ABL Facility and $300.0 million. The borrowing base at any time will equal the sum (subject to certain reserves and other adjustments) of:

•	85% of the net amount of eligible accounts receivable;

•	85% of the net orderly liquidation value of eligible inventory; and

•	available cash subject to certain limitations as specified in the ABL Facility.

The interest rates applicable to loans under the ABL Facility are, at the Company’s option, equal to either an adjusted LIBOR rate for a one, two, three or six month interest period (or a nine or twelve month period, if available) or an alternate base rate chosen by the Company, plus an applicable margin percentage ranging from 2.25% to 2.75% for U.S. Borrowings, and 1.25% to 1.75% for Canadian Borrowings, depending on the Company’s Average Excess Availability (as defined in the ABL Facility). The alternate base rate will be the greater of (1) the Federal Funds rate plus 0.50%, (2) 1.00% plus the LIBOR rate for a 30 day interest period as determined on such day, or (3) the prime rate. Interest shall be payable at the end of the selected interest period, but no less frequently than quarterly. At December 31, 2011, the weighted average interest rate on the ABL Facility was approximately 2.93%.

The Company will be required to deposit cash daily from its material deposit accounts (including all concentration accounts) into collection accounts maintained with the administrative agent under the ABL Facility, which will be used to repay outstanding loans and cash collateralized letters of credit, if (i) excess availability (as defined in the ABL Facility) falls below the greater of $35.0 million or 15% of the borrowing base or (ii) an event of default has occurred and is continuing. In addition, under the ABL Facility, if (i) excess availability falls below the greater of $30.0 million or 12.5% of the borrowing base or (ii) an event of default has occurred and is continuing, the Company will be required to satisfy and maintain a consolidated fixed charge coverage ratio measured on a trailing four quarter basis of not less than 1.1 to 1.0. The Company’s ability to meet the required fixed charge coverage ratio can be affected by events beyond its control. A breach of any of these covenants could result in a default under the ABL Facility. Based on the December 31, 2011 borrowing base calculations, at December 31, 2011, the Company had approximately $164.8 million of excess availability before triggering the cash deposit requirements as discussed above.

Additional borrowings under the ABL Facility require the Company and its subsidiaries to make certain customary representations and warranties as of the date of such additional borrowing. In the event that the Company and its subsidiaries are unable to make such representations and warranties on such borrowing date, then the lenders under the ABL Facility may not honor such request for additional borrowing. The ABL Facility also provides the lenders considerable discretion to impose reserves or availability blocks, which could materially impair the amount of borrowings that would otherwise be available to the Company and its subsidiaries and may require the Company to repay certain amounts outstanding under the ABL Facility. There can be no assurance that the lenders under the ABL Facility will not impose such actions during the term of the ABL Facility.

The credit agreement for the ABL Facility contains certain restrictive financial and operating covenants, including covenants that restrict the Company’s ability and the ability of its subsidiaries to complete acquisitions, pay dividends, incur indebtedness, make investments, sell assets and take certain other corporate actions. At December 31, 2011, the Company's 10% Notes were the most restrictive. As of December 31, 2011, we were in compliance with all covenants under the agreement that governs the ABL Facility.

On February 3, 2012, the Company voluntarily repaid $25.0 million of outstanding borrowings under its ABL Facility and, accordingly, has classified such amount as current maturities of long-term debt in the accompanying consolidated balance sheet at December 31, 2011.

Other Indebtedness

At December 31, 2010, the Company's subsidiary, Best, was not in compliance with certain maintenance covenants with respect to one of its loan agreements with borrowings outstanding of approximately $1.4 million. As a result, the Company reclassified the long-term portion of outstanding borrowings under this agreement of approximately $0.6 million as a current liability on its consolidated balance sheet at December 31, 2010.  The lender did not take any action related to the covenant noncompliance at that time.  The next measurement date for the maintenance covenant was for the year ended December 31, 2011 and the Company believed it was probable that Best would not be in compliance with such covenants at such time. In the event this lender accelerated this loan, additional indebtedness of Best under a different loan agreement with borrowings outstanding of approximately $1.7 million at December 31, 2010 could have also become immediately due and payable if such cross-default was not waived. As a result, the Company also reclassified the long-term portion of this additional indebtedness of approximately $0.9 million as a current liability on its consolidated balance sheet at December 31, 2010. The remaining amounts outstanding under these debt agreements of approximately $1.4 million at December 31, 2011 are due in 2012 and are classified as current maturities of long-term debt at December 31, 2011.

Mortgage notes payable of approximately $2.1 million outstanding at December 31, 2011 includes various mortgage notes and other related indebtedness payable in installments through 2019. These notes have a weighted average interest rate of approximately 3.0% and are collateralized by property and equipment with an aggregate net book value of approximately $7.3 million at December 31, 2011.

Other obligations, including capital leases, of approximately $16.1 million outstanding at December 31, 2011 include borrowings relating to equipment purchases, notes payable issued for acquisitions and other borrowings bearing interest at rates ranging from approximately 2.1% to 15.0% and maturing at various dates through 2018. Approximately $10.0 million of such indebtedness is collateralized by property and equipment with an aggregate net book value of approximately $13.4 million at December 31, 2011.

Scheduled Maturities

The maturities for the Company’s notes, mortgage notes and obligations payable (excluding approximately $16.3 million of debt discount) were:

Year Ended December 31,	Debt Obligation Maturities
(Amounts in millions)
2012	$32.5
2013	8.5
2014	5.8
2015	22.6
2016	3.9
Thereafter	1,086.2